UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 31, 2015

Mitcham Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	000-25142	76-0210849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8141 SH 75 South, P.O. Box 1175, Huntsville, Texas		77342
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	936-291-2277

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 31, 2015, Mitcham Industries, Inc. ("Mitcham," "we," "us," or "our") completed the acquisition of L-3 Communications Klein Associates, Inc. ("Klein") from L-3 Communications Corporation. Klein designs, manufactures and sells sonar and waterside security systems to military and commercial customers.

The purchase price consisted of $10.0 million in cash, subject to a customary post-closing working capital adjustment. Mitcham funded the acquisition with proceeds from its revolving credit agreement. Mitcham expects Klein to generate between $1.4 million and $1.9 million in earnings before income taxes and between $2.0 million and $2.5 million in earnings before interest, taxes, depreciation and amortization ("EBITDA") in its fiscal year ending January 31, 2017. EBITDA is a non-GAAP financial measure. A reconciliation of earnings before income taxes to EBITDA is attached to this report as exhibit 99.2 and incorporated in this Item 8.01 by reference.

On January 4, 2016, Mitcham issued a press release announcing the acquisition. The text of the press release is attached to this report as exhibit 99.1.

Cautionary Statements

Certain statements and information in this Current Report on Form 8-K may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "plan," "intend," "should," "would," "could" or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues and operating results are based on our forecasts of our existing operations and do not include the potential impact of any future acquisitions. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections.

For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

99.1 Press release dated January 4, 2016

99.2 Reconciliation of earnings before income taxes to EBITDA

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mitcham Industries, Inc.

January 4, 2016	By:	/s/ Robert P. Capps

Name: Robert P. Capps
Title: Co-Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated January 4, 2016
99.2	Reconciliation of earnings before income taxes to EBITDA